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                                                                     Exhibit (n)
INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the registration statement of Pacholder High Yield Fund, Inc. on Form N-2 of our report dated February 12, 2001, and to the reference to us under the captions "Financial Highlights" and "Independent Auditors" in the Prospectus and "Financial Statements" in the Statement of Additional Information, which is part of such Registration Statement.


Deloitte & Touche LLP
Dayton, Ohio
May 8, 2001

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